Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.9746%



        Excess Protection Level
          3 Month Average   5.30%
          April, 1998   5.73%
          March, 1998   5.65%
          February, 1998   4.53%


        Cash Yield                                  18.66%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.97%


        Over 35 Day Delinquency                      5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $ 35,947,972,379.88


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,259,577,861.39